UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 25, 2007
                        (Date of earliest event reported)

                               SKY PETROLEUM, INC.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

               333-99455                                32-0027992
        (Commission File Number)            (IRS Employer Identification No.)


              401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Sky Petroleum updates drilling operations on the second Mubarak well. On September 25, 2007, the Registrant released the press release filed herewith as
Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit  Description
-------  -----------

99.1     Press Release dated September 25, 2007.



                                   SIGNATURES


         In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SKY PETROLEUM, INC.
                                              (Registrant)


Dated:  September 25, 2007                    By: /s/ Michael D. Noonan
                                                  ------------------------------
                                              Michael D. Noonan
                                              VP Corporate


                                  EXHIBIT INDEX


Exhibit  Description
-------  -----------

99.1     Press Release dated September 25, 2007